                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                   PROSPECTUS SUPPLEMENT DATED JULY 20, 2005

                            ------------------------

 This supplement updates the following Prospectuses dated January 31, 2005, as previously supplemented May 23 and July 1, 2005:
   First American Stock Funds Class A, Class B and Class C Shares Prospectus
              First American Stock Funds Class R Shares Prospectus
              First American Stock Funds Class Y Shares Prospectus
For each share class, this supplement, the supplements dated May 23 and July 1, 2005, and the applicable Prospectus dated January 31, 2005 together constitute a current Prospectus. To request a copy of a Prospectus, please call 800-677-FUND.

                            ------------------------

                IMPORTANT NOTICE TO TECHNOLOGY FUND SHAREHOLDERS
                     REGARDING CHANGE IN INVESTMENT POLICY

     The Board of Directors of First American Investment Funds, Inc. ("FAIF") has approved a number of changes to the investment strategies of the Technology Fund and a corresponding change of the fund's name to the Small-Mid Cap Core Fund. Currently, the Technology Fund invests primarily in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. The Small-Mid Cap Core Fund, under normal market conditions, will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. This index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization).

     In order for the proposed investment strategy changes and name change to be implemented, fund shareholders will have to approve a change in a fundamental investment policy of the fund that requires the fund to invest 25% or more of its total assets in the technology industry. It is currently anticipated that proxy materials pertaining to this proposed investment policy change will be distributed to fund shareholders during the third quarter of 2005.

                            ------------------------

                                                                     TECH -- STK